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                                   EXHIBIT 10

                           CNB FINANCIAL CORPORATION

                 Form 10-K For The Year Ended December 31, 2000

                               Material Contracts



     A lease agreement was entered into between CNB Financial Corporation's wholly owned subsidiary County National Bank and a director of both entities. This lease is discussed in the notes to the consolidated financial statements on page 17. These financial statements are incorporated herein by reference from the Annual Shareholder's Report for the year ended December 31, 2000.